SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 13, 2002
                     ---------------------------------------
                        Date of Report (date of earliest
                                 event reported)


                         Oil-Dri Corporation of America
                     ---------------------------------------
                      Exact name of registrant as specified
                                 in its charter


                                    Delaware
                     ---------------------------------------
                         (State or other jurisdiction of
                                 incorporation)


                     0-8675                       36-2048898
         -------------------------------   --------------------------
             Commission File Number              (IRS Employer
                                              Identification No.)


           410 North Michigan Avenue
               Chicago, Illinois                     60611
         -------------------------------   --------------------------
             (Address of principal                 (Zip Code)
               executive offices)


                                  312-321-1515
                         -----------------------------
                             (Registrant's telephone
                                     number)

Item 9.  Regulation FD Disclosure

      All of the information in this Form 8-K is being furnished pursuant to
Item 9 of Form 8-K. In accordance with General Instructions B.2 to Form 8-K, the information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Moreover, the information in Item 9 of this Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933.

      The Registrant's Report on Form 10-Q for the period ended October 31, 2002 filed with the Securities and Exchange Commission on December 13, 2002, was accompanied by the following certifications furnished solely pursuant to 18 U.S.C. Section 1350:



                                  CERTIFICATION


Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Oil-Dri Corporation of America (the "Company") hereby certifies that the Company's Report on Form 10-Q for the period ended October 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


December 13, 2002
--------------------------------------
Date

/s/ Daniel S. Jaffee
--------------------------------------
By

Daniel S. Jaffee
--------------------------------------
Name

President and Chief Executive Officer
--------------------------------------
Title

                                  CERTIFICATION


Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Oil-Dri Corporation of America (the "Company") hereby certifies that the Company's Report on Form 10-Q for the period ended October 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


December 13, 2002
--------------------------------------
Date

/s/ Jeffrey M. Libert
--------------------------------------
By

Jeffrey M. Libert
--------------------------------------
Name

Vice President and Chief Financial
Officer
--------------------------------------
Title

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Oil-Dri Corporation of America


                              /s/ Daniel S. Jaffee
                              ----------------------------------
                              Daniel S. Jaffee
                              President and Chief Executive
                              Officer

                              December 13, 2002
                              ----------------------------------
                              Date